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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 27, 1997


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


         1-8552                                          31-0738296
(Commission File Number)                      (IRS Employer Identification No.)


                   100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.        OTHER EVENTS.

         As previously reported by BANC ONE CORPORATION ("BANC ONE") on its Current Report on Form 8-K filed July 14, 1997, on June 27, 1997, subject to the terms and conditions of the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 19, 1997 and amended as of April 23, 1997, between First USA, Inc., a Delaware corporation ("FUSA"), and BANC ONE,
First USA was merged with and into BANC ONE, with BANC ONE as the surviving corporation (the "Merger"). In accordance with the Merger Agreement, each share of the common stock, par value $0.01 per share, of FUSA outstanding immediately prior to the effective time of the Merger (the "Effective Time") was at the Effective Time converted into the right to receive 1.1659 shares of the common stock, no par value, of BANC ONE. The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles.

         In accordance with Item 7 of Form 8-K, BANC ONE has submitted herewith the historical and pro forma financial information required pursuant to Article 3 and Article 11 of Regulation S-X.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (a)   Financial Statements of Businesses Acquired.

               The following consolidated financial statements of FUSA are incorporated herein by reference to Exhibit 99.2 filed herewith:

                  1.    Consolidated Balance Sheet as of June 30, 1996.
                  2. Consolidated Statement of Income for the year ended June 30, 1996.
                  3. Consolidated Statement of Changes in Stockholders' Equity for the year ended June 30, 1996.
                  4. Consolidated Statement of Cash Flows for the year ended June 30, 1996.
                  5.    Notes to the Consolidated Financial Statements.

               The information presented in Exhibit 99.2 with respect to the years ended June 30, 1995 and 1994 is not incorporated herein by reference.

               The report of Ernst & Young LLP, independent accountants, on the consolidated financial statements of FUSA as of June 30, 1996 and 1995 and for the years ended June 30, 1996, 1995 and 1994 is filed herewith as part of Exhibit 99.2 and the related consent is filed herewith as Exhibit 99.3. Both the opinion and the consent are incorporated herein by reference.

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               The following unaudited interim consolidated financial statements of FUSA are incorporated herein by reference to Exhibit 99.4 filed herewith:

                  1.    Condensed Consolidated Balance Sheet as of March 31,
                        1997.
                  2. Condensed Consolidated Statements of Income for the three and nine months ended March 31, 1997.
                  3. Condensed Consolidated Statement of Cash Flow for the nine months ended March 31, 1997.
                  4.    Notes to Interim Condensed Consolidated Financial
                        Statements.

                  The information presented in Exhibit 99.4 with respect to the three and nine months ended March 31, 1996 is not incorporated herein by reference.

         (b)   Pro Forma Financial Information.

               The following pro forma financial statements are incorporated herein by reference to Exhibit 99.5 filed herewith:

                  1. Pro Forma Condensed Combined Balance Sheet at March 31, 1997 and December 31, 1996 (unaudited).
                  2. Pro Forma Condensed Combined Statement of Income for the three months ended March 31, 1997 (unaudited).
                  3. Pro Forma Condensed Combined Statement of Income for the year ended December 31, 1996 for BANC ONE and the twelve-month period ended December 31, 1996 for FUSA (unaudited).
                  4. Pro Forma Condensed Combined Statement of Income for the year ended December 31, 1995 for BANC ONE and the twelve-month period ended December 31, 1995 for FUSA (unaudited).
                  5. Pro Forma Condensed Combined Statement of Income for the year ended December 31, 1994 for BANC ONE and the twelve-month period ended December 31, 1994 for FUSA (unaudited).
                  6. Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

         (c)   Exhibits.

               Exhibit 2.1 Agreement and Plan of Merger dated as of January 19, 1997 between BANC ONE CORPORATION and First USA, Inc. (incorporated by reference from Exhibit 2 to the First USA, Inc. Current Report on Form 8-K dated January 28, 1997 (File No. 1-11-3030)).


               Exhibit 2.2 Amendment, dated as of April 23, 1997, to Agreement and Plan of Merger dated as of January 19, 1997 between BANC ONE

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                               CORPORATION and First USA, Inc. (incorporated by
                               reference from Exhibit 2.2 to the BANC ONE
                               CORPORATION Current Report on Form 8-K filed
                               April 24, 1997).

               Exhibit 3.1 Amended and Restated Articles of Incorporation of BANC ONE CORPORATION.*

               Exhibit 99.1 BANC ONE CORPORATION Press Release dated June 27, 1997 titled "BANC ONE Completes Acquisition of First USA."*

               Exhibit 99.2 Consolidated Financial Statements of First USA, Inc. and Report of Ernst & Young LLP.

               Exhibit 99.3    Consent of Ernst & Young LLP.

               Exhibit 99.4    Unaudited Financial Statements of First USA,
                               Inc.

               Exhibit 99.5 Unaudited Pro Forma Condensed Combined Financial Information.

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     *   Previously filed.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BANC ONE CORPORATION
                                             (Registrant)


Date: August 13, 1997                        By:   /s/ Bobby L. Doxey
                                                 --------------------------
                                                   Bobby L. Doxey
                                                   Senior Vice President

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